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                                                                    EXHIBIT 99.4

                WRITTEN STATEMENT OF THE CHIEF FINANCIAL OFFICER
                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,

In connection with Catuity, Inc. (the "Company") Annual Report on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John H. Lowry, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Reports fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: 03/27/03
                                        /s/ John H. Lowry
                                        ------------------------------
                                        John H. Lowry
                                        Chief Financial Officer